Expenses by nature (Details 2) - BRL (R$) R$ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Expenses by nature
Earn-out	[1]	R$ (98,650)	R$ 60,970	R$ 0
Result of disposal of assets		(41)	(258)	(1,664)
Other income and expenses, net		(3,733)	(140)	824
Total		R$ (102,424)	R$ 60,572	R$ (840)

[1]	For the year ended December 31, 2022, the total amount is composed of additional earn-out on the achievement of gross profit milestones as described in the acquisition agreement, and also the effect of renegotiations contracts entered into with the former shareholders of subsidiaries as follows: R$49,324 referring to SenseData, R$4,039 referring to Sirena, R$39,809 referring to Movidesk; R$ 5,475 referring to D1 (on December 31, 2021 was recognized as revenue R$ 60,970).